Asset Sale (Details Narrative) - Titan Pharmaceuticals Inc [Member]	1 Months Ended
Aug. 31, 2023 USD ($)
Asset purchase price	$ 2,000,000.0
Asset transfered	500,000
Cash note	500,000
Escrow deposit	1,000,000
Payment for extension	$ 5,000
Asset sale description	we entered into an Amendment to the Asset Purchase Agreement, pursuant to which Fedson agreed to purchase our ProNeura Assets for a purchase price of $2.0 million, consisting of (i) $500,000 in readily available funds, paid in full on the Closing Date, (ii) $500,000 in the form of the Cash Note and (iii) $1,000,000 in the form of the Escrow Note. We will also be eligible to receive potential milestone payments of up to $50 million on future net sales of the products and certain royalties on future net sales of the products. As further consideration, Fedson assumed all liabilities related to a pending employment claim against us. On the Closing Date, Fedson delivered a written guaranty by a principal of Fedson of all of Fedson’s obligations under both the Cash Note and Escrow Note. The Cash Note included provisions, which Fedson has exercised, allowing Fedson to extend the maturity date of the Cash Note to November 1, 2023, and again to December 1, 2023, upon payment of $5,000 for each extension. The Cash Note and Escrow Note were paid in December 2023 and January 2024, respectively. We received the funds from the escrow account in February 2024.